UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2018

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers
On April 9, 2018, Nathan Troup, Westmoreland Coal Company’s (the “Company”) Controller and Chief Accounting Officer, resigned from his position at the Company in order to pursue another opportunity. To assist with an orderly transition, Mr. Troup is expected to remain with the Company until April 20, 2018. Mr. Troup's resignation was not the result of any disagreement with the Company.

(b) Appointment of Certain Officers
On April 12, 2018, the Company appointed Scott Henry, 43, as Controller and Principal Accounting Officer. Mr. Henry was Senior Director of Corporate Accounting at the Company and was appointed Controller and Principal Accounting Officer at the Company's affiliate, Westmoreland Resource Partners, LP, on July 28, 2017. Prior to joining the Company on November 7, 2016, Mr. Henry served as Vice President of Finance for Right Start, formerly a wholly-owned subsidiary of Liberty Interactive Corp., for seven years. Mr. Henry has also held senior leadership positions within DIRECTV and KB Home after beginning his career as a financial auditor with PricewaterhouseCoopers LLP. Mr. Henry holds a Master of Accounting and a Bachelor of Science in Accountancy from the University of Denver. There are no agreements, arrangements, relationships or transactions between the Company and Mr. Henry required to be disclosed under Items 401 or 404(a) of Regulation S-K.

In connection with his appointment, Mr. Henry will receive a base salary of $215,000 and participate in the Company's incentive compensation plan ("Incentive Plan"), which Incentive Plan is more particularly described in the Company's Current Report on Form 8-K filed March 29, 2018, and incorporated herein by reference, with a target bonus of 58%. Additionally, Mr. Henry entered into a letter agreement (the "Letter Agreement") with the Company in which he will receive a one-time cash payment (the “Bonus”) of 58% of base salary, prorated for three fiscal quarters of service during fiscal year 2018. Under the Letter Agreement, Mr. Henry is required to repay the after tax value of the Bonus if his employment is terminated before December 31, 2018 for any reason other than (i) if he resigns with Good Reason, (ii) is terminated by the Company without Cause or (iii) upon death or disability (each term as defined in the Letter Agreement). A form version of the Letter Agreement was filed as an exhibit to the Company's Current Report on Form 8-K filed March 29, 2018. This summary description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the form version of the Letter Agreement, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     (d)     Exhibits

		Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File Number	Exhibit	Filing Date	Filed Herewith

10.1	Form of Letter Agreement	8-K	001-11155	10.1	3/7/2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: April 13, 2018	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Chief Legal Officer, Chief Administrative Officer and Secretary